FOUNDATION VARIABLE UNIVERSAL LIFE 1.1
                            VARIABLE UNIVERSAL LIFE 4
                            VARIABLE UNIVERSAL LIFE 3
                       PREMIER VARIABLE UNIVERSAL LIFE 1.1
                       VARIABLE EXECUTIVE UNIVERSAL LIFE 2
                        VARIABLE EXECUTIVE UNIVERSAL LIFE
                         ADVISOR VARIABLE UNIVERSAL LIFE
                        ADVANCED VARIABLE UNIVERSAL LIFE
                            VARIABLE UNIVERSAL LIFE 2

               issued by: Midland National Life Insurance Company
              through the Midland National Life Separate Account A

                        Supplement dated January 21, 2005
                        to Prospectuses Dated May 1, 2004

This supplement will alter the prospectuses listed above in the following manner:

An optional Benefit Extension Rider can prevent the policy from lapsing due to high amounts of policy debt, provided certain conditions are met, although the death benefit may be very substantially reduced. There is no additional charge for this benefit. However, there may be some risks and uncertainties with regard to the federal income tax treatment and effects of this rider. See "Tax Effects," below.

In the Policy Benefits/Risk Summary, under Policy Benefits, subsection Additional Benefits add as a bullet:

     o    Benefit Extension Rider

In the Detailed Information section, under Insurance Features, subsection Additional Benefits please add the following information:

Benefit Extension Rider

You may elect this benefit while You meet the conditions listed below by sending Us written notice. When the benefit availability conditions listed below are satisfied and the policy debt is equal to or greater than 87% of the policy fund, We will send a written notice to Your last known address, at least once each policy year, that the benefit election is available to You. If You decide to elect this benefit at that time, You must send Us written notice within 30 days of the date We mail this notice.

This benefit is not available unless all of the following conditions are met.

     1.   The Policy has been in force for at least 15 policy years;

     2.   the Insured's policy age or attained age must be at least age 65;

     3.   You have made withdrawals of all Your premium; and

     4. policy debt does not exceed the benefit election amount as defined below.


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 The benefit election amount is as follows:

     o 89% of the policy fund for policy ages or attained ages that are greater than or equal to age 65 but less than or equal to age 74;

     o 93% of the policy fund for policy ages or attained ages that are greater than or equal to age 75.

However, if You choose to take a loan or withdrawal that causes the policy debt to exceed the benefit election amount during the 30 days after the written notice has been sent, this benefit election will not be available.

The effective date of this benefit will be the monthly anniversary date that follows the date We receive Your written notice. The entire amount of Your policy fund must be allocated to the General Account on and after the effective date. If You have any portion of the policy fund in the Separate Account on the effective date, We will transfer it to Our General Account on that date. No transfer charge will apply to this transaction and it will not count toward the maximum number of transfers allowed in a policy year.

The benefit extension period begins as of the effective date of the rider and ends (and the rider terminates) on the earlier of:

     a)   the insured's death; or

     b)   surrender of the policy; or

     c)   the date any loans or withdrawals are taken.

During the benefit extension period:

     1. We guarantee Your policy will remain in force until the insured's death provided the policy is not terminated due to surrender, and You do not take loans or withdrawals after the effective date.

     2.   The excess policy debt provision in the policy will be suspended.

     3.   All monthly deductions will be taken from the General Account.

     4.   We will not allow any:

          (a)  premium payments; or

          (b)  transfers to the Separate Account; or

          (c)  specified amount changes; or

          (d)  death benefit option changes.

     5. The death benefit option will be death benefit option 1, and the death benefit will be subject to the minimum death benefit provisions below.

     6. If the policy debt does not exceed the specified amount as of the rider's effective date, the specified amount will be decreased to equal the policy fund as of the effective date. We will send You an endorsement to reflect the new specified amount.

     7. Any riders and supplemental benefits attached to the policy will terminate.

During the benefit extension period, the death benefit will be determined exclusively by death benefit option 1 and will be equal to the greatest of the following amounts for the then current policy year:

     a. 100% of the policy fund as of the date We receive due proof of the insured's death;

     b. The minimum amount of death benefit necessary for the policy to continue its qualification as a life insurance contract for federal tax purposes.

     c.   The specified amount (the option 1 death benefit).

In some circumstances, electing the benefit can cause Your policy to become a modified endowment contract. You should consult with and rely on a tax advisor when making policy changes, taking loans or withdrawals to help You avoid situations that may result in Your policy becoming a modified endowment contract.

You may make loan repayments at anytime. Loan repayments will be allocated to the General Account. Interest charged on policy debt will continue to accrue during the benefit extension period. Making loan repayments does not terminate the rider.

This Rider will terminate upon the earliest of:

1.        The date of the insured's death; or
2.        The date You surrender the policy; or
3. The date any loans or withdrawals are taken during the benefit extension period.


In Tax Effects, under Tax Treatment of Policy Benefits, subsection Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts add to the end of the second paragraph.

Also, there is uncertainty regarding the tax treatment of loans where the policy has not lapsed due to operation of a lapse protection feature, including the Benefit Extension Rider. Anyone contemplating the purchase of the policy with the Benefit Extension Rider should be aware that the tax consequences of the Benefit Extension Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Benefit Extension Rider causes the policy to be converted into a fixed policy. You should consult with and rely on a tax advisor as to the tax risks associated with the Benefit Extension Rider.

In Tax Effects, under Tax Treatment of Policy Benefits, subsection Policy Loans add to the end of the second paragraph.

There is uncertainty regarding the tax treatment of loans where the policy has not lapsed due to operation of a lapse protection feature, including the Benefit Extension Rider. Anyone contemplating the purchase of the policy with the Benefit Extension Rider should be aware that the tax consequences of the Benefit Extension Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Benefit Extension Rider causes the policy to be converted into a fixed policy. You should consult with and rely on a tax advisor as to the tax risks associated with the Benefit Extension Rider.

In Tax Effects, under Tax Treatment of Policy Benefits add the following as a subsection just after Policy Loans.

Treatment of the Benefit Extension Rider
This policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the policy without allowing the policy to lapse. The aim of this strategy is to continue borrowing from the policy until its contract value is just enough to pay off the policy loans that have been taken out and then relying on the Benefit Extension Rider to keep the policy in force until the death of the insured. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, if the death benefit under the benefit extension rider is lower than the policy's original death benefit, then the policy might become a MEC which could result in a significant tax liability attributable to the balance of any policy debt. Second, this strategy will fail to achieve its goal if the policy is a MEC or becomes a MEC after the periodic borrowing begins. Third, this strategy has not been ruled on by the Internal Revenue Service (the "IRS") or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this policy may be treated as taxable distributions when the rider causes the policy to be converted to a fixed policy. In that event, assuming policy loans have not already been subject to tax as distributions, a significant tax liability could arise. Anyone considering using the policy as a source of tax-free income by taking out policy loans should, before purchasing the policy, consult with and rely on a competent tax advisor about the tax risks inherent in such a strategy.